TO THE SHAREHOLDERS OF FOCUS TRUST, INC.:

In 1997, the net asset value (with the dividends reinvested) of Focus Trust gained 29.10%. During the year, we added $3.31 in per share value of which $0.47 per share represented a realized and paid capital gain dividend ($0.08 short-term gain and $0.39 long-term gain).

On a comparative basis, the Standard & Poor's 500 Index (S&P 500 Index), with dividend income included, gained 33.36% in 1997 while the Lipper Growth Index, an index of growth equity mutual funds, gained 25.30%. Since inception, on April 17, 1995, Focus Trust has increased in value 69.8%, a 21.6% annualized return.

AFTER-TAX PERFORMANCE

At year end, 97% of the shares owned in Focus Trust had their capital gain dividend reinvested into more shares of the Fund. Each shareholder has already received their annual statement showing the amount of dividend paid and, where applicable, the subsequent purchase of additional shares of Focus Trust.

Before April 15th, many of you will forward to the Internal Revenue Service
(IRS) Form 1099-Dividend indicating the receipt of dividends, whether paid directly to you or reinvested back into the Fund. Of course, investments in tax-free accounts like Individual Retirement Accounts, are not subject to tax.

For taxable accounts, the IRS does not care whether you receive your dividends in cash or whether you reinvest the dividends into additional fund shares. They want their tax paid regardless. You may wish to postpone your reward but the IRS seldom postpones its due.

On a brighter note, the Taxpayer Relief Act of 1997 contains a number of provisions that will work to reduce the tax burden for shareholders of Focus Trust. Effective May 7, 1997, the maximum capital gains tax rate for individuals was lowered from 28% to 20% (or to 10% for persons in the 15% bracket) for assets held at least 18 months. For assets held from 12 months to 18 months the maximum rate remains 28%. For assets held less than 12 months, the tax rate is your ordinary tax rate.

Today, from a tax standpoint, we are being further rewarded for holding our positions long-term. It has always been our belief that a concentrated low-turnover strategy is the optimal way to grow capital. Now we have the extra benefit of growing capital in a more tax-efficient manner as well.

In 1997, the before-tax return for Focus Trust was 29.10%. The after-tax return for Focus Trust (taxing the long-term gain at 20% and the short-term gain at 42%) was 28.2% or 97% of our gross return. This is the second year in a row we have been able to generate a 97% after-tax return for our shareholders. It is something we are very proud of.

There is a great deal of attention being given to the upcoming year 2000. But I am especially excited as well because any asset purchased after 2000 and held for at least five years will be taxed at an even lower 18% rate (an 8% rate for persons taxed at the 15% rate). Bring on the new millennium. I can't wait!

PERFORMANCE ANALYSIS

In our 1997 Semi-Annual Report to shareholders, we separated Focus Trust into two portfolios to illustrate the effects of owning big capitalization stocks and small capitalization stocks. If repeated at year end, this analysis would reveal much the same. Forty-two percent of our portfolio remains invested in small and mid-capitalization stocks while fifty percent is invested in large capitalization stocks. This past year, 1997, big "cap" stocks continued to perform on a price basis far better than the small and mid "cap" stocks evidenced by the yearly return of the Russell 2000 (+20.5%) and the NASDAQ Composite (+21.6%).

However, as you well know, we place very little importance on short-term price performance. There are simply too many variables, other than business value, that affect short-term prices. We also are disinclined to manufacture some hybrid index to justify our price performance. For long-term owners of stocks, there is only one performance index that matters and that is the economic performance of the companies we own.

PORTFOLIO OF BUSINESSES

The common stocks held in Focus Trust are a group of high quality companies invested in four major industry categories: (1) amusement & recreation; (2) consumer products & service; (3) newspapers, cable service & television stations and (4) financial services.

Our financial services division includes shares in three companies that we have owned since our first year of operation. Last year, American Express, Berkshire Hathaway, and Federal Home Loan Mortgage Corporation contributed both outstanding economic numbers as well as price appreciation. In 1997, both American Express and Federal Home Loan Mortgage generated 15% growth in earnings and, although we have not seen Berkshire's numbers, I am sure Warren and Charlie reached their internal goal of 15% growth in "look-through" earnings.

Harley-Davidson reported their twelfth consecutive year of record sales and earnings. In 1997 earnings increased 21%, out pacing sales growth of 15%. Sotheby's reported a 17% increase in earnings from operations while Hasbro generated a 15% gain. Johnson & Johnson reported a 13% increase in earnings. The only company in our consumer products and services division to report below market results was McDonald's. We purchased McDonald's when pessimism about this global franchise was at its height. Since the start of 1998, shares of McDonald's have risen better than 10% far out pacing the S&P 500 Index. Why? It now appears that McDonald's advertising campaign has been righted and significant steps have been taken to improve the food quality.

We have been rewarded by the impressive results at both Gannett and The Washington Post Company. In 1997, Gannett reported earnings from operations rose 33% on 10% revenue growth. Profits at USA Today were up better than 18%. Over at the Post, operating profits from the newspaper gained 39% with improving margins brought about by lower newsprint prices and higher ad-linage rates.

The entertainment business has historically generated above average returns and, because so, has attracted a great deal of capital and competition. The competition has become so fierce that some industry analysts suggest we are facing an "entertainment glut". This may be true. However, I do not believe the entertainment industry is becoming a commodity business. Unlike a commodity business, the victors in entertainment will not be the low cost operators but rather the high quality providers. In this vain, we are fortunate to own two great companies.

The Walt Disney Company holds a franchise in both family and sports entertainment. This past year, Disney increased earnings 25% on 6% revenue growth. Set to open this year will be Disney's largest theme park, Animal Kingdom, as well as the launch of a new cruise ship to be christened Disney Magic.

The popularity of NASCAR Winston Cup racing is at record levels. Attendance at these stock car events now averages better than 185,000--a nine percent increase from 1996. Revenues for International Speedway (the home of the Daytona 500, Talladega Superspeedway, and Darlington Raceway) jumped 44% with 42% increase in earnings. The company has recently signed an agreement to build a race track which is scheduled to open in Kansas City in 1999.

We are very impressed with the economics of NASCAR racing. The fact became crystal clear to me after completing research for my second book called--THE NASCAR WAY, THE BUSINESS THAT DRIVES THE SPORT. When we started the book, there were very few analysts covering track operators. Since then, the number has doubled. We believe the future looks very bright for NASCAR so much so that we recently purchased Action Performance. Action Performance designs and markets licensed motorsports products including die-cast scaled replicas of motorsports vehicles, apparel, and souvenirs. Action has exclusive licensing agreements with NASCAR's top stars including Jeff Gordon, Dale Earnhardt, Dale Jarrett and Rusty Wallace. They are the leading company in this business generating high returns on capital while growing cash at a 40% rate.

FOCUS TRUST BENCHMARK

In 1997, the S&P 500 Index grew earnings at 11% on revenue growth of 6%. During this same period, the weighted average return of businesses in Focus Trust saw earnings growth of better than 15% on 10% revenue growth. In general terms, we own shares of businesses that generate economics far greater than the market average. Over time, we expect the price gains of our shares held to reflect this underlying fact. Until then, we will be patient and intensely monitor our holdings to ensure our investments operate at an above-average level and that management continues to allocate the capital of our companies in a responsible manner. Lastly, as portfolio manager, I will work diligently to raise the economic bar of Focus Trust.

MR. MARKET

Discussions about the future direction of the stock market have officially reached a new high. Yes, the investment community has always been interested in market behavior and certainly a day does not go by before a television commentator, newspaper reporter, or magazine writer ventures a guess. But what I consider noteworthy is that the list of stock market worriers now includes Warren Buffett, Bill Ruane, Alan Greenspan, and the President of the United States.

"Our enthusiasm for stocks is not unconditional", confesses Warren Buffett. Warren has been cautioning shareholders about the general high level of stock prices since last year's Berkshire Annual Meeting. Bill Ruane (co-manager of Sequoia Fund) writes in his most recent letter to shareholders "our portfolio is showing a speculative component" and Sequoia may "sell its holdings if prices rise considerably faster than their businesses underlying economics."

The White House is equally concerned. The recent Economic Report of the President warns investors that the market's "continuing high valuation relative to earnings is a concern". Of course, we have all heard Alan Greenspan's recommendation to avoid "irrational exuberance".

So what does this all mean? Quite plainly, the stock market's advance has broken through the boundary of general expectation. Since 1982, the market's average annual return is close to 19%, far outstripping the historical norm of 10% average annual gains. For the first time in the Dow's 101 year history, the market has risen 20% or more in three consecutive years. For those keeping record, there have now been seven consecutive years of positive returns with only one down year in the last fifteen years.

On top of record high stock prices, the market has seen a demonstrated increase in price volatility. According to Paine Webber, the average absolute daily price change in the Dow Jones Industrial average last year was 0.87%-- the highest level since 1973-1974 and 1987. Some investors took note of this statistic to forecast an imminent drop in share prices. But there appears to be no correlation between volatility and the direction of the stock market. In other words, just because volatility increased in one year did not mean the following year posted widely negative or positive results.

Normally, a prolonged period of rising stock prices creates a positive feeling among participants (only portfolio managers searching for value are disgusted by high prices). Indeed, consumer confidence today is at record levels and it should be. The dollar price of investment portfolios is going up while interest rates, inflation, and unemployment are going down. But while some investors are blissfully caught up in the good times, our most respected financial leaders are sounding alarms. I suspect the reason is because at this point in time, a severe stock market correction could have a more debilitating effect on our country.

After three extraordinary years of rising stock prices, Americans now have more money invested in the stock market than invested in their homes. For the first time in fifty years, stocks have become the single most valued asset for families. Because Americans have so much riding on the Dow Jones Industrial Average, the impact of a steep market decline will have both financial and emotional repercussions. This is what worries Washington, D.C., "A rapid asset price decline in equity prices", explains Greenspan, "can be a virulently negative force in the economy."

Stock market declines occur most often when excesses build up in the system. How does this happen? Very simply it starts with an asset that generates above average returns. Capital naturally flows to this outperforming asset causing prices to rise. Rising prices in turn attract even more capital as investors succumb to a herd mentality. At some future point, the economic return of the asset can no longer justify its price level. When this occurs, capital begins to flow away from the asset.

In the most recent fifty years, when capital flowed away from an underperforming asset, it was predicated upon the attractiveness of a competing asset. For example, when stock prices reached an unjustifiably high level in 1972 and 1987, rising interest rates made fixed-income securities an immediately attractive alternative for stocks. Investors then quickly exchanged poor performing stocks for better performing bonds. Today, however, interest rates are very low leaving investors uninspired. But can stock prices decline without the stimulus of higher interest rates? It is certainly possible and with today's global marketplace, investors are no longer limited to U.S. securities.

This brief lesson is in no way meant to be a market call. I have stated repeatedly and unequivocally--we do not have the ability to judge short-term market directions. What I can tell you is this--if you anticipate needing money sometime in the next three years, that money should be invested in short-term fixed income securities and money markets. If you may need money in the next three to five years, then it would be responsible to adjust your asset allocation to include some short-term fixed income securities. If you plan on investing money in the stock market for five years or longer, continue to own Focus Trust and we promise to do our best to purchase shares of outstanding businesses at rational prices.

CONCLUSION

On April 17, 1998, Focus Trust will celebrate its third year anniversary. I have been very pleased with the economic progress of our business and relatively pleased by the rise in our share price. My only disappointment lies in the asset value of our fund.

The mutual fund business is a very competitive marketplace. Today, there are very large organizations with resources that allow them to aggressively market and advertise their products. The adage now is that mutual funds are sold not bought. I believe this is true. In order for Focus Trust to grow in both the number of shareholders and assets, I am convinced we must position ourselves to take advantage of the new marketplace.

I wish to thank all Focus Trust shareholders for their confidence and support. A special thanks to our Board of Directors and Officers for their continued guidance.

If you have any questions, please do not hesitate to contact me. Also, if you know investors who think similarly to us, send them our way. We want to grow Focus Trust, but only with a core group of individuals who appreciate the investment approach. If you need a quick reminder, read our Investment Adviser-Shareholder Principles listed on the following page.

                                         Sincerely,

                                         /s/ Robert G. Hagstrom

                                         Robert G. Hagstrom, CFA
                                         Portfolio Manager

                   INVESTMENT ADVISER--SHAREHOLDER PRINCIPLES

You should read carefully the following Investment Adviser--Shareholder Principles before making an investment in the Fund.

 .  Although the Fund is organized as a mutual fund, the partners of Focus
   Capital Advisory, L.P. (the "Adviser") take the view that it is a managing partner with you, the shareholders of this Fund. This commitment is reinforced by having the partners of the Adviser also invest a portion of their assets in the Fund and thus become co-owners of the Fund.

 . As managing partners, the Adviser will attempt to locate and invest in a few outstanding businesses which it believes possess favorable long-term prospects with superb underlying economics run by trustworthy and able management and finally, are available at sensible prices.

 . Once invested in a particular security, the Adviser looks forward to becoming a long-term holder of these outstanding businesses. The Adviser is not, nor will it ever be, interested in constantly buying and selling mediocre businesses where economic gain depends more on profiting from short-term price changes rather than the economic gain afforded by companies that are able to grow their long-term intrinsic value.

 . Because long-term maximum growth of intrinsic value, not profits from short-term price changes, is the Adviser's prime objective, the Adviser expects that the Fund may, from time to time, underperform various stock market indices. This fact does not cause the Adviser any alarm. However, the Adviser would be disappointed if the gain in the intrinsic value of the companies selected for investment by the Fund, and hence the long-term rise in their respective stock prices, did not advance at a rate greater than the average large American company.

 . It would be unfair to ask you, the shareholder, to ignore short-term price movements as a way to measure investment results unless the Adviser offers an alternative means by which to judge the Fund's progress. As a managing partner, the Adviser is continually focused on, and will communicate to you, the economic progress of the companies selected for investment by the Fund. The Adviser believes that if a company is advancing economically at a satisfactory rate, over time, the price of the company will correlate to this change in value.

 . The Adviser promises to be honest and forthcoming with you, the Fund's shareholders. The Adviser promises to check periodic successes with an equally hard look at any investment failures. The Adviser believes that this public self-examination will be a benefit to shareholders and to the Adviser over the long term. The Adviser's goal in reporting is to be as forthright with you as it would like if the roles were reversed.

 . STOP!!! If, after reading these principles, you have any reservation about investing in the Fund, please don't. We would much prefer that you not invest with us if the slightest short-term disruption in the markets or individual stock prices will cause you to sell your shares. The Adviser believes that long-term investment results should approximate the value of the underlying businesses and not be affected by the excessive trading of any of the Fund's shareholders.

                 [FOCUS TRUST PERFORMANCE GRAPH APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURN

1 Year:  29.10%       Since Inception:  21.59%

                           Past performance is not indicative of future results.

                 FOCUS TRUST          S&P 500 INDEX        LIPPER GROWTH INDEX

04/17/95           $10,000               $10,000                 $10,000
06/95               10,140                10,764                  11,070
12/95               11,229                12,169                  12,263
06/96               11,983                13,250                  13,266
12/96               13,154                14,636                  14,533
06/97               14,913                17,490                  16,771
12/97               16,982                19,176                  18,614


               [1997 QUARTERLY PERFORMANCE GRAPH APPEARS HERE]

                           Past performance is not indicative of future results.

                 FOCUS TRUST          S&P 500 INDEX        LIPPER GROWTH INDEX

1st Quarter         0.92%                 2.21%                   -0.34%
2nd Quarter        12.34%                16.92%                   15.80%
3rd Quarter         4.95%                 7.03%                   10.25%
4th Quarter         8.50%                 2.44%                    0.67%

                               FOCUS TRUST, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

COMMON STOCKS (91.37%)

                                                                                            VALUE
SHARES                                                                           COST      (NOTE 1)
------                                                                        ----------  ----------
                                AMUSEMENT/RECREATION (18.61%)
 42,800                         International Speedway Corp., Class B........ $  743,671  $1,011,150
  5,000                         The Walt Disney Company......................    289,380     495,313
                                                                              ----------  ----------
                                                                               1,033,051   1,506,463
                                                                              ----------  ----------
                                BUSINESS SERVICES (4.96%)
 21,700                         Sotheby's Holdings Inc., Class A.............    323,739     401,450
                                                                              ----------  ----------
                                COLLECTIBLES (5.62%)
 12,000                         Action Performance Companies, Inc. * ........    312,449     454,500
                                                                              ----------  ----------
                                GAMES/TOYS (4.67%)
 12,000                         Hasbro, Inc..................................    251,338     378,000
                                                                              ----------  ----------
                                INSURANCE (9.66%)
     17                         Berkshire Hathaway, Inc., Class A *..........    479,130     782,000
                                                                              ----------  ----------
                                MOTORCYCLES/BICYCLES (6.43%)
 19,000                         Harley-Davidson, Inc.........................    375,056     520,125
                                                                              ----------  ----------
                                NEWSPAPER (10.70%)
  8,500                         Gannett Company..............................    228,752     525,406
    700                         Washington Post Company, Class B.............    186,560     340,550
                                                                              ----------  ----------
                                                                                 415,312     865,956
                                                                              ----------  ----------
                                PHARMACEUTICALS (5.21%)
  6,400                         Johnson & Johnson............................    232,327     421,600
                                                                              ----------  ----------
                                RESTAURANTS/LODGING (4.13%)
  7,000                         McDonald's Corp..............................    320,575     334,250
                                                                              ----------  ----------
                                SECURITY BROKER (11.41%)
 10,350                         American Express Company.....................    390,811     923,737
                                                                              ----------  ----------
                                SERVICES (6.53%)
 12,600                         Federal Home Loan Mortgage Corp..............    216,330     528,412
                                                                              ----------  ----------
                                SUGAR PRODUCTS (3.44%)
  3,500                         Wrigley (WM) Jr. Company.....................    155,568     278,469
                                                                              ----------  ----------
                                TOTAL COMMON STOCKS..........................  4,505,686   7,394,962
                                                                              ----------  ----------
SHORT-TERM INVESTMENTS (8.10%)
655,324                         Bank of New York Cash Reserve................    655,324     655,324
                                                                              ----------  ----------
                                TOTAL INVESTMENTS (99.47%)................... $5,161,010#  8,050,286
                                                                              ==========  ----------
                                OTHER ASSETS IN EXCESS OF LIABILITIES (0.53%)                 42,939
                                                                                          ----------
                                NET ASSETS (100.00%).........................             $8,093,225
                                                                                          ==========

# Also represents cost for Federal income tax purposes
* Non-income producing security
                       See Notes to Financial Statements.

                               FOCUS TRUST, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

ASSETS:
  Investments in securities, at value (cost $5,161,010) (Note 1).... $8,050,286
  Dividends and interest receivable.................................      6,510
  Deferred organization costs (Note 1)..............................     29,772
  Reimbursement due from Adviser....................................     56,618
  Other assets......................................................      4,792
                                                                     ----------
    Total assets....................................................  8,147,978
                                                                     ----------
LIABILITIES:
  Accrued expenses..................................................     24,981
  Payable to Adviser................................................     29,772
                                                                     ----------
    Total liabilities...............................................     54,753
                                                                     ----------
NET ASSETS:
  Applicable to 495,840 shares of capital stock outstanding (Note
   1)............................................................... $8,093,225
                                                                     ==========
NET ASSETS CONSIST OF:
  Paid-in capital................................................... $4,980,946
  Accumulated net realized gain on investments......................    223,003
  Net unrealized appreciation of investments........................  2,889,276
                                                                     ----------
    Net assets...................................................... $8,093,225
                                                                     ==========
NET ASSET VALUE AND OFFERING PRICE PER SHARE:
  ($8,093,225/495,840 shares)....................................... $    16.32
                                                                     ==========


                       See Notes to Financial Statements.

                               FOCUS TRUST, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:

  Dividends........................................................ $    74,910
  Interest.........................................................      21,042
                                                                    -----------
    Total income...................................................      95,952
                                                                    -----------
EXPENSES:
  Investment advisory fees (Note 2)................................      53,248
  Administration fees..............................................      67,033
  Registration fees................................................      20,579
  Transfer agent fees..............................................      43,326
  Accounting fees..................................................      24,000
  Legal fees.......................................................      14,073
  Custody fees.....................................................       5,532
  Insurance........................................................      15,170
  Amortization of organization costs (Note 1)......................      13,001
  Audit fees.......................................................      26,300
  Directors fees...................................................      14,600
  Printing fees....................................................       9,973
  Other expenses...................................................         644
                                                                    -----------
    Total expenses.................................................     307,479
  Less expenses waived and reimbursed by Adviser (Note 2)..........    (155,343)
                                                                    -----------
    Net expenses...................................................     152,136
                                                                    -----------
NET INVESTMENT LOSS................................................     (56,184)
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from security transactions.....................     503,863
  Net change in unrealized appreciation on investments.............   1,547,574
                                                                    -----------
  Net realized and unrealized gain on investments..................   2,051,437
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS......................... $ 1,995,253
                                                                    ===========

                       See Notes to Financial Statements.

                               FOCUS TRUST, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                           YEAR        YEAR
                                                          ENDED       ENDED
                                                         12/31/97    12/31/96
                                                        ----------  ----------
OPERATIONS:
  Net investment loss.................................. $  (56,184) $  (24,610)
  Net realized gain on investments.....................    503,863      44,537
  Net change in unrealized appreciation on investments.  1,547,574     952,975
                                                        ----------  ----------
    Net increase in net assets from operations.........  1,995,253     972,902
                                                        ----------  ----------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net realized gains on investments....................   (224,676)    (40,853)
                                                        ----------  ----------
CAPITAL STOCK TRANSACTIONS (NET)--NOTE 1............... (1,004,784)  1,334,394
                                                        ----------  ----------
  Total increase in net assets.........................    765,793   2,266,443
                                                        ----------  ----------
NET ASSETS:
  Beginning of year....................................  7,327,432   5,060,989
                                                        ----------  ----------
  End of year.......................................... $8,093,225  $7,327,432
                                                        ==========  ==========


                       See Notes to Financial Statements.

                               FOCUS TRUST, INC.
                         NOTES TO FINANCIAL STATEMENT

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES:
Focus Trust, Inc. (the "Fund") is a no-load, non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of Maryland on January 27, 1995 and commenced operations on April 17, 1995. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the period could differ from these estimates.

  A. SECURITY VALUATION: The Fund calculates the net asset value and completes orders to purchase, exchange or repurchase Fund shares on each business day as of 4:00 p.m. Eastern time, with the exception of those days on which the New York Stock Exchange is closed.

  The Fund's securities are valued based on market quotations or, when no market quotations are available, at fair value as determined in good faith by or under direction of the Board of Directors. Securities listed on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded over-the-counter are priced at the mean of the last bid and asked price. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors believes represents fair value.

  B. FEDERAL INCOME TAXES: It is the policy of the Fund to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund has met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 1997. Therefore, no Federal income or excise tax provision is required.

  C. DETERMINATION OF GAINS OR LOSSES ON SALES OF SECURITIES: Gains or losses on the sale of securities are determined on the identified cost basis.

  D. ORGANIZATION COSTS: Costs incurred by the Fund in connection with their organization and initial registration and public offering of shares have been deferred by the Fund. Organization costs are being amortized on a straight-line basis for a five-year period beginning at the commencement of operations of the Fund. Focus Capital Advisory, L.P. (the "Adviser"), has agreed that in the event it redeems any of its shares during the five year period, it will reimburse the Fund on a pro rata basis for any unamortized organization costs in the same proportion as the number of shares being redeemed.

  E. DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to distribute net investment income in December and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  F. OTHER: Securities transactions are accounted for on the trade date. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

  G. CAPITAL SHARE TRANSACTIONS: The Fund is authorized to issue one hundred million shares of capital stock with a par value of $0.001 per share. Transactions in shares of capital stock were as follows:

                                         YEAR ENDED            YEAR ENDED
                                     DECEMBER 31, 1997     DECEMBER 31, 1996
                                    ---------------------  -------------------
                                     SHARES     AMOUNT     SHARES     AMOUNT
                                    --------  -----------  -------  ----------
     Shares sold...................   96,836  $ 1,421,730  181,792  $2,164,827
     Shares issued through
      reinvestment of dividends....   13,635      218,033    3,120      39,553
     Shares redeemed *............. (177,687)  (2,644,547) (75,076)   (869,986)
                                    --------  -----------  -------  ----------
     Net Increase (Decrease).......  (67,216) ($1,004,784) 109,836  $1,334,394
                                    ========  ===========  =======  ==========

* Redemptions are subject to a 1.00% fee if redeemed within two years of purchase. Thus, the redemption price may differ from the net asset value per share.

NOTE 2 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
Prior to June 28, 1997, Lloyd, Leith & Sawin, Inc. ("LLS") served as the Fund's investment adviser. Effective June 28, 1997, Focus Capital Advisory, L.P. (the "Adviser") serves as the investment adviser to the Fund. The Adviser provides the Fund with investment advice, administrative services and facilities. As compensation for these services, the Fund pays the Adviser a monthly fee based on the Fund's average daily net assets. From January 1, 1997 to June 27, 1997, LLS voluntarily agreed to reduce its fees and reimburse the Fund to the extent total annualized expenses exceeded 2.00% of the Fund's average daily net assets. The Adviser has voluntarily agreed to continue to reduce its fees and reimburse the Fund to the extent total annualized expenses exceed 2.00%. Any reductions made by the Adviser in its fees are subject to reimbursement by the Fund within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. As of December 31, 1997, the amount of expenses subject to reimbursement by the Fund is $454,777. Investment advisory fees for the year ended December 31, 1997 were as follows:

                                                                 EXPENSES WAIVED
                                               ADVISORY ADVISORY AND REIMBURSED
                                                 FEE      FEE      BY ADVISER
                                               -------- -------- ---------------
     LLS......................................   0.70%  $26,527      $58,453
     Focus Capital Advisory, L.P..............   0.70%  $26,721      $96,890

Certain officers of the Fund are also officers and directors of the Adviser. All officers serve without direct compensation from the Fund during the period. There were no directors' fees paid to affiliated directors of the Fund. Robert G. Hagstrom, Jr., Chairman, is considered an affiliated director of the Fund, but receives no compensation.

NOTE 3 -- PRINCIPAL SHAREHOLDERS:
As of December 31, 1997, a single non-affiliated institutional shareholder owned of record or beneficially 8.70% of the outstanding voting shares of the Fund.

NOTE 4 -- INVESTMENT TRANSACTIONS:
Investment transactions for the Fund for the year ended December 31, 1997, excluding temporary short-term investments, are as follows:

                                                                     PROCEEDS
               PURCHASES                                            FROM SALES
               ----------                                           ----------
               $1,020,071                                           $2,621,566

NOTE 5 -- UNREALIZED APPRECIATION AND DEPRECIATION:
At December 31, 1997, the net unrealized appreciation of securities for Federal income tax purposes consisted entirely of gross unrealized appreciation of $ 2,889,276.

NOTE 6 -- SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED):
A special meeting of shareholders was held on June 27, 1997 to vote on a proposed new investment advisory agreement between Focus Capital Advisory, L.P. and the Fund. The results were as follows:

            SHARES                       SHARES                                           SHARES
              FOR                        AGAINST                                         ABSTAINED
            -------                      -------                                         ---------
            366,882                       6,332                                           54,763

                               FOCUS TRUST, INC.
                              FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                              YEAR       YEAR      PERIOD
                                             ENDED      ENDED      ENDED
                                            12/31/97   12/31/96  12/31/95**
                                            --------   --------  ----------
Net Asset Value, beginning of period....... $ 13.01    $ 11.17     $10.00
                                            -------    -------     ------
  INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)...........   (0.11)     (0.05)      0.06
    Net realized and unrealized gain on
     investments...........................    3.89       1.96       1.17
                                            -------    -------     ------
      Total from investment operations.....    3.78       1.91       1.23
                                            -------    -------     ------
  DIVIDENDS TO SHAREHOLDERS
    Dividends from net investment income...     --         --       (0.06)
    Dividends from net realized gains on
     investments...........................   (0.47)     (0.07)       --
                                            -------    -------     ------
      Total from dividends to shareholders.   (0.47)     (0.07)     (0.06)
                                            -------    -------     ------
Net Asset Value, end of period............. $ 16.32    $ 13.01     $11.17
                                            =======    =======     ======
TOTAL RETURN...............................  29.10%     17.14%     12.29%  (2)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)..... $ 8,093    $ 7,327     $5,061
  Ratio of expenses to average net assets
   after reimbursement of expenses by
   Adviser.................................   2.00%      2.00%      1.92%  (1)(3)
  Ratio of expenses to average net assets
   before reimbursement of expenses by
   Adviser.................................   4.04%      4.96%      7.89%  (1)
  Ratio of net investment income to average
   net assets after reimbursement of
   expenses by Adviser.....................  (0.74%)    (0.40%)     1.19%  (1)
  Ratio of net investment income to average
   net assets before reimbursement of
   expenses by Adviser.....................  (2.78%)    (3.36%)    (4.78%) (1)
  Portfolio turnover.......................  14.47% +    8.47%      0.00%
  Average commission rate paid *........... $0.1006    $0.0979        N/A

(1) Annualized
(2) Not Annualized
(3) Prior to September 1, 1995, the annualized expenses were capped at 1.75%. + Portfolio turnover was higher than anticipated due to fund share redemptions.
 * Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. This disclosure is required by the U.S. Securities and Exchange Commission beginning 1996.
** The Fund commenced investment operations on April 17, 1995.

                       See Notes to Financial Statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
Focus Trust, Inc.

  We have audited the accompanying statement of assets and liabilities of Focus Trust, Inc., (the "Fund"), including the schedule of investments as of December 31, 1997 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Focus Trust, Inc. as of December 31, 1997 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, PA
January 14, 1998

                       FOCUS TRUST, INC. (800) 665-2550

                                   DIRECTORS
              Robert J. Coleman, Jr.     Robert G. Hagstrom, Jr.
                  Joan Lamm-Tennant       Allan S. Mostoff

                                   OFFICERS
                       Robert G. Hagstrom, Jr, President
                Ericka M. Merluzzi, Vice President & Treasurer
               Carolyn F. Mead, Esq., Vice President & Secretary

                              INVESTMENT ADVISER
                         Focus Capital Advisory, L.P.
                            100 West Lancaster Ave.
                                Wayne, PA 19087

                                  UNDERWRITER
                           FPS Broker Services, Inc.
                              3200 Horizon Drive
                           King of Prussia, PA 19406

                             SHAREHOLDER SERVICES
                              FPS Services, Inc.
                              3200 Horizon Drive
                           King of Prussia, PA 19406

                                   CUSTODIAN
                             The Bank of New York
                                48 Wall Street
                              New York, NY 10286

                                 LEGAL COUNSEL
                            Dechert Price & Rhoads
                              1500 K Street, N.W.
                             Washington, DC 20005

                                   AUDITORS
                           Coopers & Lybrand L.L.P.
                            2400 Eleven Penn Center
                            Philadelphia, PA 19103

This report is submitted for general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information.



                             FOCUS TRUST, INC. SM

                                    ANNUAL
                                    REPORT
                               DECEMBER 31, 1997


            Visit the Focus Trust, Inc. web site on the Internet at
                              WWW.FOCUSTRUST.COM